Exhibit 10.6

THIS IS AN ENGLISH TRANSLATION VERSION OF THE ORGINAL CONTRACT WRITTEN IN THE CHINESE LANGUAGE.  IF THERE IS ANY DISCREPANCY IN, MIS-INTERPRETATION IN, OMISSION IN, CONFLICT WITH, VARIATION OR SUPPLEMENTAL TO THE ORIGINAL MEANING OF THE CONTRACT, THE ORIGINAL CHINESE VERSION PREVAILS.

Management Service Contract

This Contract is made between:

Iao Pou Gaming Promotion Limited (the “Principal”) of Alameda Dr. Carlos d’Assumpcao 181-187, Edificio Centro Comercial do Grupo Brilhantismo, 12o Andar T, Macau.

AND

Pak Si Management And Consultancy Limited (the “Contractor”) of Alameda Dr. Carlos d’Assumpcao 181-187, Edificio Centro Comercial do Grupo Brilhantismo, 12o Andar T, Macau.

WHEREAS

The Principal engages the Contractor to provide management services to its VIP Gaming Club (the “Club”) at MGM Grand Macau of 2/F., Room 22, Avenida Dr. Sun Yat Sen, NAPE, Macau in respect of the gaming table number: 39BB01, 39BB02, 51BB01, 51BB02, 51BB03, 51BB05, 51BB06, 51BB07, 51BB08, 51BB09, 51BB10.

The Principal and the Contractor hereby agree as follows:

1.	Management Period
From 1st January 2010 to 31st December 2010, both dates inclusive.

2.	Management Schedules
The Contractor shall provide staff to work daily at the Club on the following schedules:

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Day-shift:	From 07:30 to 15:30
Night-shift:	From 15:30 to 23:30
Late Night-shift:	From 23:30 to 07:30

The Contractor shall arrange an appropriate number of no less than 35 staff per shift to maintain adequately high standard of services for the Club. Re-allocation of duties to each staff from time to time shall be subject to the Contractor’s discretion.
3.	Management Fees
The Principal shall pay the Contractor a monthly fees of HK$700,000 (Hong Kong Dollars Seven Hundred Thousand Exactly) on the First Working Day of each month. The said Fees shall be paid in cash terms and is inclusive of: the monthly salary, fringe benefits, food allowances, Mandatory Provident Fund Contributions, employee insurance, statutory paid holidays, transportation allowances of all the staff the Contractor shall provide and all relevant administrative costs in respect of the fulfillment of the terms of this Contract.

4.	Recovery
Under ordinary operations, when damages to any facilities at the Club is caused by the Contractor, the Principal shall have the rights to recover from the Contractor; and the Contractor shall be liable to make compensations to the Principal and make repairs or restoration on the damages caused.

5.	Early Termination of Contract
(a)
If the Principal is unsatisfied with the services provided by the Contractor; or when the Contractor no longer wishes to offer its services to the Principal - either party shall serve the other party one month’s written notice for an early termination of the Contract, failing to serve such notification, the party terminating this Contract early shall be construed as in breach of the Contract and shall be liable of all damages caused and arisen from such breach and to compensate the other party accordingly.

(b)
During the contractual period, should the Contractor be found to have been providing unsatisfactory services or irresponsible to their duties, the Principal shall have the rights to serve written request for improvement or replacement of any mis-conduct staff and if no such respective remedial actions are made within 7 days upon written notification of receipt of the request by the Contractor, the Principal shall unilaterally terminate the contract at any time without prior notice and no compensation of any kind shall be paid to the Contractor for such action taken by the Principal.

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(c)
If the Contract is terminated for any of the abovementioned causes as described in this Clause, the Principal or its third party agents shall not employ any of the Contractor’s staff to serve at the Club within 3 months after termination of the Contract.

6.	Staff Compliance of Relevant Regulations
All staff employment of the Contractor under this Contract shall comply with relevant regulatory requirements of the Macau SAR Government. Any and all consequences of any such non-compliance shall be borne by the Contractor and the Principal shall bear no responsibility of any kind whatsoever thereof.

7.	Appendices
(i)	Appendix I: Respective Duties and Work Flow of In-house Staff.
(ii)	Appendix II: Fees included in the Management Fees.

Dated this: January 1, 2010

The Principal	The Contractor

IAO POU GAMING PROMOTION	PAK SI MANAGEMENT AND
LIMITED	CONSULTANCY LIMITED

(Sd.) ZHENG ANTING	(Sd.) TAM LAI CHENG
Authorized Signature(s)	Authorized Signature(s)

Iao Pou Gaming Promotion	Pak Si Management And
Limited	Consultancy Limited

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Appendix I (i)

Respective Duties and Work Flow of In-house Staff

3-Shift Roster

Day-shift:	From 07:30 to 15:30
Night-shift:	From 15:30 to 23:30
Late Night-shift:	From 23:30 to 07:30

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Appendix I (ii)

Work Flow and Duties

1.	Management Staff
(i)	to mainly responsible for the Club’s operation, to report to the Principal of any management issues and propose solution and strategic directions;
(ii)	to liaise with gaming patrons and to understand the needs of the gaming patrons;
(iii)	to receive instructions from the Principal on the level of credits made to gaming patrons according to their credit positions;
(iv)	to assist in the promotion of gaming business and boarden patron bases;
(v)	to supervise subordinates.

2.	Finance/ Cage Personnel
I.	Finance Manger
(i)	to take orders from superiors, to relate orders and to supervise subordinates;
(ii)	to check and confirm cash on hand;
(iii)	to be substitute to staff (at cage);
(iv)	to analysis aging credits and to make respective proposal to the management;
(v)	to check and confirm the Win/Loss of the Club (cut off daily at 4:00 a.m.) and to supply relevant information to the management.

II.	Officer
(i)	to take orders from superiors, to relate orders and to supervise subordinates;
(ii)	to check and confirm cash on hand;
(iii)	to be substitute to staff;
(iv)	to be in charge of the safe;
(v)	to check and keep track of the exchange of chips at the casino.

III.	Cashier
(i)	to take orders from superiors;
(ii)	to check and confirm cash on hand;
(iii)	to safe keep rolling chips, to keep records of and safe keep chips deposit of the gaming patrons;

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IV.	Cashier (cont’d)
(iv)	to keep the credit records of the gaming patrons;
(v)	to keep marker records for commission calculations;
(vi)	to exchange chips at the Casino.

3.	Public Relations/ Floor Staff
I.        Manager
(i)	to take orders from superiors, to relate orders, and to supervise subordinates;
(ii)	to serve gaming patrons and to maintain daily operation of the Club;
(iii)	to be on vigilance of gaming patrons’ Win/Loss and their credit movements in order prevent irregular occurrences;
(iv)	to witness credits made to gaming patrons;
(v)	to check and confirm the Club’s Win/Loss and to supply relevant information to the Finance Personnel and Management Staff;
(vi)	to pay heed to the Service Staff supplied by the StarWorld Casino and to make swift report to the Casino to replace any Service Staff who demonstrates bad manners.

II.	Officer
(i)	to take orders from superiors, to relate orders and to supervise subordinates;
(ii)	to be on vigilance of gaming patrons’ Win/Loss and their credit movements in order to prevent irregular occurrences;
(iii)	to witness credits made to gaming patrons;
(iv)	to purchase chips for gaming patrons;
(v)	to check and confirm the Win/Loss of the Club and to supply relevant information to the Finance Personnel and Management Staff.

III.	Public Relations
(i)	to take orders from superiors;
(ii)	to be on vigilance of gaming patrons’ Win/Loss and their credit movements in order to prevent irregular occurrences;
(iii)	to purchase chips for gaming patrons;
(iv)	to check and confirm the Win/Loss of the Club and supply relevant information to the Finance Personnel and Management Staff.

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4.	Service Staff
(i)	to take orders from superiors;
(ii)	to serve food and drinks to gaming patrons;
(iii)	to keep and maintain cleaningness of the Club;
(iv)	to be responsible for miscellaneous duties.

5.	Driver
(i)	to take orders from superiors;
(ii)	to pick up and take patrons to destinations;
(iii)	may also assist in purchasing chips at the Club.

6.	Executive
(i)	to be responsible for administrative works;
(ii)	to maintain staff’s on duty reports and to calculate staff salary;
(iii)	to check and confirm income from Win with the Casino.

3-Shift Roster

1.	Day-shift:	From 07:30 to 15:30
2.	Night-shift:	From 15:30 to 23:30
3.	Late Night-shift:	From 23:30 to 07:30

Time for the Casino to supply Income Statement

1.	08:00
2.	12:00
3.	16:00
4.	20:00
5.	00:00
6.	04:00

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Appendix II

Fees included in the Management Fees

Monthly Management Fees paid shall include:

1.	Salary and allowances for all staff concerned.
2.	Mandatory Provident Fund Contributions for all staff concerned.
3.	Fringe benefits and transportation allowances for all staff concerned.
4.	Repairs and maintenance of the car of the Club.
5.	Repairs, maintenance and clean keeping of the Club.
6.	All other relevant expenses operating the Club.

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